Item 1: Report to Stockholders.




Monetta Fund
No-Load

1-800-MONETTA
WWW.MONETTA.COM





The art of investing
Monetta mutual funds






Annual Report
December 31, 2003

TABLE OF CONTENTS

Performance Highlights                         4

Schedule of Investments                        5

Financial Statements
       Statement of Assets & Liabilities       7
       Statement of Operations                 8
       Statement of Changes in Net Assets      9
       Notes to Financial Statements           10

Independent Auditors' Report                   14

Directors/Trustees                             15




Footnote: Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.

The Monetta Fund, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact its performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on the fund's performance. For the year ended December 31, 2003, the Fund did not participate in IPO's.

References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper, Bloomberg L.P. and Frank Russell Company.

This report must be preceded or accompanied by a Prospectus. The Prospectus contains more complete information about the Monetta Fund, including risks, fees and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 02/04.


<page 2>



Dear Monetta Shareholder:                                   January 21, 2004

After three bearish years, the markets and the economy began to improve in 2003 due to the confluence of a successful military campaign in Iraq, a benign interest rate environment and a moderate economic recovery. Beginning in March 2003, the downward earnings revision pattern for the market bottomed out and started to show signs of improvement.

The markets basically recovered from a very depressed level. Although a gain of almost 29% in the S&P 500 Index was one of the better years of the past century, it still remains considerably below the year 2000 market highs.

The current positive investor sentiment in the equity market reflects an end to the economic slowdown. However, while corporate America has begun to increase capital spending, this has not led to a meaningful increase in payrolls. Acceleration in revenue growth by corporations, coupled with increased hiring, should finally convince investors that the worst of the bear market is behind us and pave the way for an improving market environment.

We believe that the financial markets are more efficient today than at anytime in the past. Markets are driven by rapidly changing investor expectations. Therefore, we feel that a successful long-term investment strategy is to continually monitor and react to sectors and companies that are attracting increasing or decreasing investor interest.

Looking ahead, the primary issues that could affect market sentiment in 2004 include shifts in monetary policy, the war in Iraq, terrorism, federal deficits and the outcome of the presidential election. In addition, numerous unanticipated events can occur that will affect the investment environment. Therefore, we believe that a flexible and active management style will be critical to achieving solid long-term performance.

Regarding the recent mutual fund scandals and corporate misbehavior, we believe that these violations represent a relatively small number of individuals in the industry. The fact that these acts are out in the open, and that regulators are identifying and correcting the problems, improves the long-term viability and trust in corporate America and the investment business.

We realize that there is a multitude of investing choices available today to individual investors. We feel strongly that our differentiated investment philosophy, in which we continually monitor and react to changing investor sentiment, is the right long-term approach.

Thank you for being a fellow shareholder in the Monetta Funds. Your support and confidence is greatly appreciated.

Sincerely,


/s/ Robert S. Bacarella                        /s/ Timothy R. Detloff

Robert S. Bacarella                            Timothy R. Detloff, CPA
President, Founder and Portfolio Manager       Vice-President and Portfolio
Manager


<page 3>




Monetta Fund                                     Period ended 12/31/03

Investment Objective:      Market Capitalization:    Total Net Assets:
Capital Appreciation       $66.6 billion             $64.1 million


PERFORMANCE:
                            Average Annual Total Return

                            1 Year    5 Year    10 Year
Monetta Fund                30.08%     2.11%     4.51%
Russell 3000 Growth*        30.97%    -4.69%     8.81%
S&P 500                     28.67%    -0.57%    11.06%


*Source Frank Russell Company
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The hypothetical graph to the right compares the change in value of a $10,000 investment in the Monetta Fund, the Russell 3000 Growth Index and the S&P 500 Index, with dividend and capital gains reinvested. The Russell 3000 Index is an index that measures the performance of the 3,000 large U.S. Companies within the Russell 1000 and Russell 2000 Indices. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Since the Russell 2000 Stock and Russell 2000 Growth Indices are no longer appropriate indices, they are no longer reflected on the graph. Had they been reflected, the value of a $10,000 investment for the 10-year period ended December 31, 2003 for the Russell 2000 Stock and Russell 2000 Growth Indices, would have been $24,717 and $16,975, respectively. Please refer to footnote at bottom of Page 2.


[MOUNTAIN CHART APPEARS HERE]

 		Russell
10 Year	Monetta	3000
Date	Fund	Growth	S & P

12/93	10,000	10,000	10,000
3/94	9,736	9,562	9,619
6/94	9,208	9,420	9,657
9/94	9,857	10,159	10,129
12/94	9,379	10,220	10,127
3/95	10,283	11,153	11,112
6/95	10,993	12,250	12,171
9/95	12,363	13,391	13,143
12/95	12,007	13,958	13,924
3/96	12,192	14,713	14,672
6/96	12,570	15,640	15,329
9/96	12,547	16,131	15,803
12/96	12,201	17,012	17,119
3/97	11,315	16,921	17,580
6/97	13,641	20,100	20,171
9/97	16,368	21,794	21,682
12/97	15,396	21,901	22,304
3/98	17,090	25,150	25,413
6/98	15,557	26,049	26,257
9/98	11,901	23,377	23,652
12/98	14,005	29,570	28,716
3/99	12,432	31,273	30,146
6/99	14,230	32,712	32,272
9/99	14,398	31,481	30,258
12/99	21,260	39,572	34,757
3/00	25,276	42,459	35,553
6/00	24,442	41,171	34,608
9/00	22,953	38,995	34,272
12/00	17,862	30,702	31,592
3/01	14,617	24,407	27,848
6/01	15,920	26,635	29,477
9/01	12,341	21,304	25,153
12/01	14,100	24,676	27,839
3/02	13,781	24,049	27,892
6/02	12,948	19,607	24,157
9/02	11,872	16,569	19,985
12/02	11,948	17,758	21,670
3/03	11,189	17,536	20,988
6/03	13,312	20,153	24,218
9/03	13,630	21,033	24,859
12/03	15,541	23,259	28,550


PORTFOLIO COMPOSITION
(Pie Chart)
All Other Industries			18.3%
(A)					16.5%
Home Builders				13.4%
Banks					11.0%
Semiconductors				10.0%
Diversified Financial Services		 6.4%
Telecommunications			 7.2%
Healthcare-Services			 5.7%
Oil & Gas Services			 4.6%
Qil & Gas				 3.8%
Food					 3.1%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:
                                        %of Net Assets

Pulte Homes, Inc.                       8.77%
Toll Brothers, Inc.                     4.63%
Cisco Systems, Inc.                     3.60%
Citigroup, Inc.                         3.41%
Laboratory Corp. of America Holdings    3.17%

Total Top 5 Equity Holdings             23.58%


COMMENTARY

The Monetta Fund posted a solid return of 30.08% in 2003, which was in line with the Russell 3000 Growth Index return of 30.97%. The Fund outperformed the S&P 500 Index return of 28.67%.

Due to the turbulent equity markets over the past few years, we have been very active in managing the portfolio. In the early portion of 2003, we maintained a large cash position. During the second quarter of 2003, the equity markets began an impressive rally and we quickly shifted the cash into equities. As the year progressed, companies generally were reporting improved earnings and the markets responded accordingly.

The Fund had a number of stocks that performed well in 2003. Due to the strong fundamentals in the housing sector, we purchased a number of home building companies in late 2002 and early 2003. These stocks were among our best performers. Specific homebuilders that turned in solid gains include Pulte Homes, Inc., Toll Brothers, Inc., The Ryland Group, Inc., M.D.C. Holdings, Inc. and Hovnanian Enterprises, Inc. At the end of 2003, we reduced our exposure to the home building group, however, we continued to hold Pulte Homes, Inc. and Toll Brothers, Inc., representing 8.8% and 4.6% of net assets, respectively.

Technology companies began to show improving returns in the second quarter of 2003. We had a number of technology stocks that performed well. Intel Corp. and Cisco Systems, Inc. were our two biggest absolute performers in the technology area, and represented 3.1% and 3.6% of net assets, respectively, at the end of 2003.

We are encouraged by the recent positive momentum of the stock market and have positioned the portfolio to take advantage of an improving economy. However, we are mindful that conditions can change quickly and we are vigilantly monitoring the economy and our portfolio of companies.

<page 4>



Schedule of Investments                          December 31, 2003

                             MONETTA FUND

COMMON STOCKS - 83.5%                                 VALUE
NUMBER OF SHARES                                 (In Thousands)


Banks - 11.0%
       23,000 Bank of America Corp.                 $1,850
       21,900 SouthTrust Corp.                       717
       56,000 U.S. Bancorp                           1,668
       27,000 Wachovia Corp.                         1,258
       26,000 Wells Fargo & Co.                      1,531
                                                     7,024
Coal - 0.8%
       13,000 Peabody Energy Corp.                   542

Diversified Financial Services - 6.4%
       16,000 American Express Co.                   772
       45,000 Citigroup, Inc.                        2,184
       11,500 The Goldman Sachs
               Group, Inc.                           1,135
                                                     4,091
Food - 3.1%
       27,400 Campbell Soup Co.                      734
       16,000 General Mills, Inc.                    725
      *24,000 Safeway, Inc.                          526
                                                     1,985

Healthcare-Products - 1.2%
       15,000 Johnson & Johnson Co.                  775

Healthcare-Services - 5.7%
      *55,000 Laboratory Corp. of
               America Holdings                      2,032
      *22,500 Quest Diagnostics, Inc.                1,645
                                                     3,677
Home Builders - 13.4%
       60,000 Pulte Homes, Inc.                      5,617
      *74,500 Toll Brothers, Inc.                    2,962
                                                     8,579
Insurance - 2.4%
       16,000 Cigna Corp                             920
       13,200 Radian Group, Inc.                     644
                                                     1,564
Internet - 1.7%
      *37,800 Equinix, Inc.                          1,066

Machinery-Construction & Mining - 0.5%
        4,000 Caterpillar, Inc.                       332

Media - 1.2%
       41,000 Time Warner, Inc.                      738

Mining - 2.4%
     *126,000 Coeur d'Alene Mines Corp.              728
       20,800 Inco Ltd.                              828
                                                     1,556
Miscellaneous Manufacturing - 1.5%
       30,000 General Electric Co.                   929

Oil & Gas - 3.8%
       32,600 BP PLC - SP ADR                        1,609
       35,000 Transocean, Inc.                       840
                                                     2,449

Oil & Gas Services - 4.6%
       32,000 Baker Hughes, Inc.                     1,029
      *10,000 Smith Int'l, Inc.                      415
       19,500 Tidewater, Inc.                        583
      *44,200 Varco Int'l, Inc.                      912
                                                     2,939

Pharmaceuticals - 0.7%
       12,000 Pfizer, Inc.                           424

Retail - 1.2%
       22,000 Home Depot, Inc.                       781

Savings & Loans - 1.8%
       30,666 New York Community
               Bancorp, Inc.                         1,167

Semiconductors - 10.0%
      *45,000 Applied Materials, Inc.                1,010
       62,400 Intel Corp.                            2,009
       11,000 Linear Technology Corp.                463
      *33,000 National Semiconductor Corp.           1,301
       27,400 Texas Instruments, Inc.                805
      *21,300 Xilinx, Inc.                           825
                                                     6,413
Software - 2.1%
     *150,900 IONA Technologies
               PLC - SP ADR                          735
       22,000 Microsoft Corp.                        606

<page 5>


Schedule of Investments
December 31, 2003
MONETTA FUND (Cont'd)

                                                    VALUE
NUMBER OF SHARES                               (In Thousands)
       *16    MicroStrategy Inc. - WT07               (a)
                                                     1,341

Telecommunications - 7.2%
       26,000 BellSouth Corp.                        736
      *95,000 Cisco Systems, Inc.                    2,308
       18,000 SBC Communications, Inc.               469
       30,900 Verizon Communications, Inc.           1,084
                                                     4,597
Transportation - 0.8%
       15,000 CSX Corp.                              539

Total Common Stocks                                  53,508
       (Cost $47,909) (b)

VARIABLE DEMAND NOTES - 0.3%
PRINCIPAL AMOUNT
       15,000  American Family
                Financial Services - 0.761%          15
       169,400 Wisconsin Corp. Central Credit
                Union - 0.790%                       169
                                                     184
COMMERCIAL PAPER - 21.6%
PRINCIPAL AMOUNT
     2,500,000 CBA Finance - 1.075%
               Due 01/15/04                          2,499

     2,450,000 GE Capital Corp. - 1.060%
               Due 01/15/04                          2,449

     2,500,000 Hitachi Credit - 1.050%
               Due 01/06/04                          2,500

     1,400,000 Int'l Lease Finance Corp. - 1.030%
               Due 01/08/04                          1,400

     1,300,000 Int'l Lease Finance Corp. - 1.030%
               Due 01/13/04                          1,299

     1,600,000 Merrill Lynch - 1.060%
               Due 01/23/04                          1,599

     2,100,000 Toyota Credit - 1.070%
               Due 01/12/04                          2,099
                                                     13,845


Total Short-Term Investments - 21.9%                 14,029

Total Investments - 105.4%                           67,537
  (Cost $61,938) (b)

Other Net Assets Less Liabilities - (5.4%)           (3,476)

Net Assets - 100%                                   $64,061

(a) Rounds to less than $1,000.

(b) For tax purposes, cost is $61,981, the aggregate gross unrealized appreciation is $5,667 and aggregate gross unrealized depreciation is $111 resulting in net unrealized appreciation of $ 5,556 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.


<page 6>


STATEMENT OF ASSETS AND LIABILITIES          December 31, 2003
(In Thousands, Except Per Share)

Monetta Fund

             Assets:
             Investments at market value
                    (cost: $61,938)                  $  67,537
             Cash                                            0
             Receivables:
                    Interest and dividends                  36
                    Securities sold                          0
                    Fund shares sold                         0
                    Other assets                             1

             Total Assets                               67,574

             Liabilities:
             Payables:
                    Cash overdraft                          24
                    Investment advisory fees (Note 2)       52
                    Investments purchased                3,363
                    Fund shares redeemed                     0
                    Accrued expenses                        74

             Total Liabilities                           3,513

             Net Assets                                $64,061

             Analysis of net assets:
             Paid in capital (a)                       $82,151
             Accumulated undistributed
              net investment income (loss)                   0
             Accumulated undistributed
              net realized gain (loss)                 (23,689)
             Net unrealized appreciation
              on investments                             5,599

             Net Assets                                $64,061

             Net asset value, offering price and redemption price per
               share (6,249 shares of capital stock)    $10.25

See accompanying notes to financial statements.

(a) Amount for Monetta Fund represents $62 of $0.01 par value and $82,089 of additional paid in capital, 100 million shares are authorized.

<page 7>

STATEMENT OF OPERATIONS                       December 31, 2003
(In Thousands)

Monetta Fund

        Investment income and expenses:
        Investment income:
               Interest                                $  187
               Dividend                                   411
               Other Income                                 5

        Total investment income                           603

        Expenses:
        Investment advisory fee (Note 2)                  570
        Custodial fees and bank cash management fee        27
        State registration                                 21
        Transfer and shareholder servicing agent fee      337
         Printing                                          58
        Other                                              75

        Total expenses                                  1,088

        Fees paid indirectly (Note 5)                    (129)

        Expenses net of fees paid indirectly              959

        Net investment income (loss)                     (356)

        Realized and unrealized gain (loss) on investments:
        Realized gain (loss) on investments:
        Proceeds from sales                           260,765
        Cost of securities sold                       250,212

        Net realized gain (loss) on investments        10,553

        Net unrealized appreciation
        (depreciation) on investment:
        Beginning of period                              (330)
        End of period                                   5,599

        Net change in net
         unrealized appreciation (depreciation)
         on investments during the period               5,929

        Net realized and unrealized
         gain (loss) on investments                    16,482

        Net increase (decrease) in net
         assets from operations                       $16,126

<page 8>


STATEMENT OF CHANGES IN NET ASSETS                   December 31, 2003
(In Thousands)

Monetta Fund

       From investment activities:                     2003         2002

       Operations:

         Net investment income (loss)               $  (356)     $  (426)

         Net realized gain (loss) on investments     10,553       (5,122)

         Net change in net unrealized appreciation
           (depreciation) on investments during
           the period                                 5,929       (5,269)

         Net increase (decrease) in net
           assets from operations                    16,126      (10,817)

         Distribution from net investment income          0            0

         Distribution from and in excess of short-term
           capital gains, net (a)                         0            0

         Distribution from and in excess
           of net realized gains                          0            0

         Increase (decrease) in net assets from
           investment activities                     16,126      (10,817)


         From capital transactions (Note 3):

         Proceeds from shares sold                    8,262       12,338

         Net asset value of shares issued through
           dividend reinvestment                          0            0

         Cost of shares redeemed                    (16,728)     (19,206)


         Increase (decrease) in net assets from
           capital transactions                      (8,466)      (6,868)

         Total increase (decrease) in net assets      7,660      (17,685)

         Net assets at beginning of period           56,401       74,086

         Net assets at end of period                $64,061      $56,401

         Accumulated undistributed net
           investment income                           $  0         $  0

See accompanying notes to financial statements.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

<page 9>


Notes To Financial Statements                 December 31, 2003

    1. SIGNIFICANT ACCOUNTING POLICIES:
       Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization of under $3 billion. Effective January 1, 2003, the market capitalization restriction was removed. The Fund invests primarily in growth companies of all market capitalization ranges.

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles:

   (a) Securities Valuation
       Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities are stated at amortized cost, which is substantially equivalent to market value.

   (b) Use of Estimates
       The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Fund's management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

   (c) General
       Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date.

   (d) Federal Income Taxes
       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. It is the Board's intent not to distribute any realized gains until the capital loss carry forwards have been offset or expired.

       The Fund intends to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the losses amounted to $23,646,739, which will expire between December 31, 2009 and December 31, 2011.

       Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.

<page 10>

Notes To Financial Statements                        December 31, 2003

   (e) Distribution of Income and Gains
       Distributions to shareholders are recorded by the Fund on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

       For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. For the year ended December 31, 2003, the Monetta Fund had net operating losses of $356,241 for tax purposes which were reclassified from accumulated undistributed net investment income to capital.

       The Fund had no distributions for the year ended December 31, 2003.

    2. RELATED PARTIES:
       Robert S. Bacarella is an officer and director of the Fund and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2003, renumerations required to be paid to all interested directors have been absorbed by the Adviser. Fees paid to outside Directors have been absorbed by the Fund.

       The Fund pays an investment advisory fee to the Adviser based on the Fund's individual net assets, payable monthly at the following annual rate:

       First $300 million in    Next $200 million in     Net assets over
          net assets               net assets               $500 million

             0.95%                    0.90%                    0.85%


       From this fee the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of the fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping.

<page 11>


Notes To Financial Statements                      December 31, 2003

    3. CAPITAL STOCK AND SHARE UNITS:
       There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund.

             (In Thousands)

             2002 Beginning Shares                          7,969

             Shares sold                                    1,475

             Shares issued upon dividend reinvestment           0

             Shares redeemed                               (2,291)

             Net increase (decrease) in shares outstanding   (816)

             2003 Beginning Shares                          7,153

             Shares sold                                      994

             Shares issued upon dividend reinvestment           0

             Shares redeemed                               (1,898)

             Net increase (decrease) in shares outstanding   (904)

             Ending Shares                                  6,249

    4. PURCHASES AND SALES OF INVESTMENT SECURITIES:
       The cost of purchases and proceeds from sales of securities for the year ended December 31, 2003, excluding short-term securities, were $270,119,043 and $260,765,482, respectively.

    5. Fees Paid Indirectly:
       Various Fund expenses totaling $129,164, were paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax, proxy and printing, for the year ended December 31, 2003. Expenses not specific to a fund are allocated across the funds as a percent of net assets in the Fund family or prorated based on the respective number of shareholders (open accounts). Some of these expenses are reported on the Other Expenses line of the Statement of Operations.


<page 12>


Notes To Financial Statements                   December 31, 2003

    6. FINANCIAL HIGHLIGHTS:
       Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:


      Monetta Fund                   2003          2002         2001         2000        1999
      Net asset value at beginning
        of period                  $7.885        $9.296      $11.779      $22.711     $14.964

      Net investment
        income (loss)             (0.052)       (0.056)      (0.013)      (0.021)       0.075

      Net realized and unrealized
        gain (loss) on investments  2.419       (1.355)      (2.470)      (3.911)       7.672

      Total from investment
        operations:                 2.367       (1.411)      (2.483)      (3.932)       7.747


      Less:
        Distributions from net
         investment income          0.000         0.000        0.000      (0.095)       0.000

        Distributions from short-term
         capital gains, net         0.000         0.000        0.000      (4.925)       0.000

        Distributions from net
         realized gains             0.000         0.000        0.000      (1.980)       0.000

      Total distributions           0.000         0.000        0.000      (7.000)       0.000

      Net asset value at end of
       period                     $10.252        $7.885       $9.296      $11.779     $22.711

      Total return                 30.08%      (15.27%)     (21.05%)     (15.97%)      51.80%

      Ratio to average net assets:
       Expenses-Net                 1.60%         1.65%        1.49%        1.32%       1.45%

       Expenses-Gross(a)            1.81%         1.80%        1.55%        1.32%       1.45%

       Net investment
        income (loss)             (0.59%)       (0.66%)      (0.12%)      (0.09%)       0.50%

       Portfolio turnover          427.7%        609.1%       469.5%       353.8%      210.9%

      Net assets ($ millions)       $64.1         $56.4        $74.1       $103.4      $135.7


(a) Gross Expense Ratio reflects fees paid indirectly.


The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<page 13>


                            INDEPENDENT AUDITORS' REPORT

       The Board of Directors and the Shareholders of Monetta Fund, Inc.:

       We have audited the accompanying statement of assets and liabilities of Monetta Fund, Inc., including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Monetta Fund, Inc.'s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of Monetta Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

       /S/ KPMG LLP


       Chicago, Illinois


       February 9, 2004


<page 14>



       Directors

       Name (age)                Principal Occupation During Past 5 Years         Other Directorships and
       Position(s) Held with                                                      Affiliations
       Fund

       Independent ("disinterested") Directors
       John L. Guy (51)          Executive Assistant, Wachovia Corp. (formerly    Trustee Monetta Trust
       Director since 1998       First Union Nat'l Bank), Business Banking.       since 1993.
                                 General Bank Group, since Nov. 1999;
                                 President, Heller Small Business Lending
                                 Corporation (formerly Heller First Capital
                                 Corp.), May 1995 to Nov. 1999.


       Marlene Z. Hodges (55)    CFO, Abraham Lincoln Center since  March 2003;   Trustee Monetta
       Director since 2001       Director of Finance Sears  Roebuck & Company     Trust since 2001.
                                 from 1970, retired November 2001.





       Mark F. Ogan (61)         Sr. Vice President & Chief Operating Officer,    Director JMI-USA, Inc.
       Director since 1988       Rand McNally & Company, since July 2003;         and Director Montini
                                 President, DuPage Capital Management, Ltd.,      Catholic High School.
                                 since April 1995.                                Trustee Monetta
                                                                                  Trust since 1993.



       Inside ("interested") Directors

       Robert S. Bacarella (54)  Chairman, Chief Executive Officer and            Wheaton Police Pension Board,
       Director and President    President since April 1997; Chairman             1994 to 2001. Trustee and
       Since 1985                and Chief Executive Officer of Adviser,          President Monetta Trust since
                                 1996 to 1997; President of the Adviser           1993.
                                 1984 to 1996; Director of the Adviser
                                 since 1984.




       John W. Bakos (56)        Division Placement Manager, Sears Roebuck &     Trustee Monetta Trust
       Director since 1985       Co., since 1969.                                since 1996.




       All of the above Directors were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund to hold office until a successor is elected and qualified. Each Director oversees the Monetta Fund. The address for each director is the Adviser's office.


<page 15>


       Monetta Family of Mutual Funds                      PRESORTED STANDARD
       1776-A South Naperville Road                        U.S. Postage
       Suite 100                                           PAID
       Wheaton, IL 60187-8133                              Monetta









ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to the Monetta Fund's principal executive officer and principal financial officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-666-3882.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Monetta Fund's Board has designated John L. Guy and Mark F. Ogan, each an independent director, as its audit committee financial experts. Mr. Guy is Executive Assistant with Wachovia Corp., Business Banking Group. Previously, he served as President of Heller Small Business Lending Corp. Mr. Ogan is Sr. Vice President and Chief Operating Officer of Rand McNally & Co. Previously, Mr. Ogan served as President of Dupage Capital Management, Ltd.


ITEM 4(a) - (d) PRINCIPAL ACCOUNTANT FEES AND SERVICES


The following table presents aggregate fees billed to the Monetta Fund for the fiscal years ended December 31, 2003, and 2002 by the Monetta Fund's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

YEARS ENDED DECEMBER 31,                     2003             2002
- ------------------------------------------------------------------
Audit Fees                           $     21,600     $     10,500

Audit-Related Fees(1)                           0                0

Tax Fees(2)                                 6,000            5,252

All Other Fees(3)                               0                0
                                     -----------------------------

Total                                $     27,600     $     15,752
                                     =============================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3) All other fees consist of the aggregate fees billed for products and services provided by the registrant's principal accountant other than audit, audit-related, and tax services.

(e)(1) The Monetta Fund's audit committee pre-approves any services to be provided by the auditor to the registrant. In addition, the audit committee considers and approves any non-audit services to be provided.

(e)(2) No services described in paragraphs (b)-(d) were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Monetta Fund's principal accountant for services rendered to the Monetta Fund for each of the Monetta Fund's last two fiscal years (2003 and 2002) were $6,000 and $5,252, respectively.

In addition to audit and non-audit fees billed to the Monetta Fund(as reported above) by the principal accountant, the Monetta Trust which is part of the Monetta Family of Funds was billed for services as follows: audit fees $32,400 and $41,500 for 2003 and 2002 respectively; tax services $21,000 and $20,748 for 2003 and 2002 respectively. No services were provided to the investment adviser by the Fund's principal accountant.

(h) Not applicable.

Item 5.  Not Applicable

Item 6.  Reserved

Item 7.  Not Applicable

Item 8.  Reserved

Item 9.  Controls and Procedures

(a) The Monetta Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Fund has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Fund has been accumulated and communicated to the Fund's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Fund's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.